UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

LIVE OAK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)Live Oak Bancshares, Inc. (the “Company”) was notified that Dixon Hughes Goodman LLP (“DHG”), the Company’s independent registered public accounting firm, merged with BKD, LLP (“BKD”) on June 1, 2022, and that the combined practice now operates under the name FORVIS, LLP (“FORVIS”).

DHG’s reports on the Company’s financial statements for the fiscal years ended December 31, 2020, and December 31, 2021 do not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Audit and Risk Committee of the Company’s board of directors has appointed FORVIS, as the successor by merger to DHG, as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2020, and December 31, 2021, and during the period from December 31, 2021 until June 1, 2022, the date of DHG’s merger with BKD, there were no disagreements with DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has provided a copy of this Current Report on Form 8-K to DHG and asked that FORVIS furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company in response to Item 304(a) of SEC Regulation S-K. The Company has included that letter as Exhibit 16.1 to this Current Report on Form 8-K.

(b)During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2021, and during the period from December 31, 2021 until June 1, 2022, the date of DHG’s merger with BKD, neither the Company nor anyone on its behalf consulted with BKD prior to its merger with DHG regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter or reportable event listed in Items 304(a)(2)(i) or (ii) of SEC Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

16.1	Letter from FORVIS LLP to the United States Securities and Exchange Commission, dated June 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: June 3, 2022	By:	/s/ William C. Losch, III
William C. Losch, III
Chief Financial Officer

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